SUPPLEMENT TO THE
SCHWAB TARGET FUNDS PROSPECTUS
DATED FEBRUARY 28, 2010

THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF MAY 7, 2010

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is being revised to reflect the following changes:

Replacement of Laudus Rosenberg International Small Capitalization Fund with an Unaffiliated International Small-Cap Growth Fund

•	Laudus Rosenberg International Small Capitalization Fund

The Laudus Rosenberg International Small Capitalization Fund no longer serves as an underlying fund for the Schwab Target Funds. Accordingly, all references to the Laudus Rosenberg International Small Capitalization Fund in the Prospectus are hereby deleted.

•	On Page 49, the following disclosure replaces the third and fourth sentences in the paragraph under the heading “The funds’ investments in underlying funds” in their entirety:

Included in the current universe of underlying funds are four unaffiliated funds: one within the domestic large-cap equity style class, two within the international equity style class and one within the fixed income asset category. Similar to the Schwab Funds and Laudus Funds that serve as underlying funds, the investment objectives and principal investment strategies of these unaffiliated funds are described in the “Description of underlying funds” section of the prospectus under the sub-headings “Unaffiliated Large-Cap Value Fund,” “Unaffiliated International Growth Fund,” “Unaffiliated International Small-Cap Growth Fund” and “Unaffiliated Fixed Income Fund,” respectively. The Unaffiliated International Small-Cap Growth Fund does not appear in the table below because it was not an underlying fund as of February 1, 2010 and therefore none of the funds had assets allocated to it as of such date.

•	On page 52, under the “Equity Funds — International” section of the table describing the underlying funds, the following fund and accompanying description of its investment objective and principal investment strategy are added:

Unaffiliated International Small-Cap Growth Fund

Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in stocks of small companies. For purposes of the fund, the investment adviser considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the MSCI All Country World Ex-U.S. Small Cap Index (Net). The fund primarily invests in a diversified portfolio of common stocks of small cap companies located in countries included in the MSCI All Country World Ex-U.S. Small Cap Index (Net). Normally, the fund’s investments will be divided among Continental Europe, the United Kingdom, Canada, Japan and the markets of the Pacific Basin. The fund may also invest in emerging markets. The fund’s investment adviser generally seeks common stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide.

•	On page 56, in the section entitled “Principal risks of the underlying funds,” the following changes are made:

Unaffiliated International Small-Cap Growth Fund is added to the principal risk table and the following risks apply to the fund:

Investment risk, Market risk, Market segment risk, Management risk, Equity risk, Small-cap risk, “Growth” investing risk, Foreign securities risk, Emerging markets risk, Currency risk, Derivatives risk, Leverage risk, Portfolio turnover risk and Liquidity risk.

•	On page 59, the following language is added to the end of the paragraph entitled “Foreign securities risk”:

To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes an underlying fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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